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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                December 20, 2005
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       1-10218                13-3489233
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 OTHER EVENTS.

Monthly Operating Report Filing

On December 20, 2005, Collins & Aikman Corporation, together with its domestic debtor subsidiaries (collectively, the "Debtor"), filed their Monthly Operating Report covering the fiscal month of November 2005 and the period from May 17, 2005 to November 26, 2005 (the "Monthly Operating Report") with the United States Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court"). A copy of certain financial information included in the Monthly Operating Report is attached as Exhibit 99.1 to this Form 8-K. The complete Monthly Operating Report can be found at http://www.kccllc.net/cna.

The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report does not include financial information regarding the Company's foreign affiliates or non-debtor subsidiaries. The financial information in the Monthly Operating Report is unaudited and does not purport to show the financial statements of the Company in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

The foregoing information, including Exhibit 99.1, are being furnished under
Item 8.01 of Form 8-K. The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Collins & Aikman Corporation specifically incorporates the information by reference.

Equity Value Analysis

Management of Collins & Aikman Corporation (the "Company") has discussed with its board of directors a summary of illustrative, possible recoveries of creditors' claims in the Company's Chapter 11 bankruptcy case taking into account debtor in possession loan obligations, post-petition administrative expenses, priority claims and pre-petition secured and unsecured debt obligations (including subordinated debt). The board of directors determined that if the range of illustrative recoveries discussed with the board proves to be accurate, it would imply no recovery on behalf of equity in the Company's Chapter 11 proceeding and that the equity in Collins & Aikman Corporation would be canceled under any plan of reorganization proposed by the Company. The numbers used in the estimated recovery scenarios were based on multiple assumptions which may or may not be true in actual fact as the Chapter 11 case develops.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2005


                                   COLLINS & AIKMAN CORPORATION


                                   By: /s/ John Boken
                                       -----------------------------------------
                                       Name:  John Boken
                                       Title: Chief Restructuring Officer

                                  EXHIBIT INDEX

 Exhibit No.                                   Description

99.1                  Certain Financial Information from the Monthly Operating
                      Report of Collins & Aikman Corporation and its domestic subsidiaries for the fiscal month of November 2005 and the period from May 17, 2005 to November 26, 2005, filed with the United States Bankruptcy Court for the Eastern
                      District of Michigan on December 20, 2005.